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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement of Form S-3 (No. 033-62561) of Microsemi Corporation of our report dated November 16, 1998, appearing on this Form 10-K.







PricewaterhouseCoopers LLP
Costa Mesa, California
December 24, 1998